EXHIBIT 10.24
         THIS LEASE, dated the 8th day of May, 2007

Between             WALTER ZIMMER & SON (732) 842-9595
                    P.O. Box O
                    157 Broad Street, Suite #203
                    Red Bank, NJ  07701

Parties             herein referred to as the Landlord, and

                    BigString Corporation
                    3 Harding Rd., Ste. E
                    Red Bank, NJ  07701

                    herein referred to as Tenant,

WITNESSETH:         That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord for the term and upon the rentals hereinafter specified, the premises described as follows, situated in the Boro of Red
                    Bank, County of Monmouth and State of New Jersey


Premises Being known as Suite E, 2,556 square feet of office space on the first floor of the southeast side, together with the use in common with other tenants of lavatories, corridors and elevators, in the building known as 3 Harding Road, Red Bank, New Jersey.

Term                The term of this demise shall be for One Year

                    Beginning June 1, 2007 and ending May 31, 2008

                    The rent for the demised term shall be Forty Five Thousand Three Hundred Sixty Dollars and 00/100 ($45,360.00).

                    The said rent is to be payable monthly in advance on the first day of each calendar month for the term hereof, in installments as follows:

Payment             6/1/07 - 5/31/08 $3,780.00
of Rent

                    at the office of Walter Zimmerer & Son, P.O. Box O, Red Bank, NJ 07701 or as may be otherwise directed by Landlord in writing.

                    THE ABOVE LETTING IS UPON THE FOLLOWING CONDITIONS:
Peaceful            First.  - The Landlord  covenants  that the Tenant on paying
Possession          the said rental and  performing the covenants and conditions in this Lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid.

Purpose Second. - The Tenant covenants and agrees to use the demised premises as a

                                            General Office

                    And agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the landlord endorsed hereon.

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Default in          Third.  - The Tenant  shall,  without  any  previous  demand
Payment of          therefore,  pay to the Landlord, or its agent, the said rent
Rent                at the times and in the manner above provided.  In the event of the non-payment of said rent, or any installment thereof, at the times and in the manner  above  provided,  and if the same  shall  remain in default  for ten days after  becoming due, or if the Tenant shall be dispossessed  for non-payment of rent,  or if the leased  premises  shall be  deserted  or vacated,  the Landlord or its agents shall have the right to and may enter the said  premises as the agent of the Tenant,
Abandonment         either by force or  otherwise,  without being liable for any
Of Premises         prosecution or damages therefore, and may relet the premises as the agent of the Tenant,  and receive the rent therefore, upon such terms as shall be  satisfactory  to the  Landlord, and all rights of the Tenant to repossess the premises under this lease shall be forfeited. Such re-entry by the Landlord shall not  operate to release the Tenant from any rent to be paid or covenants to be performed  hereunder during the full
Re-entry and        term of  this  lease.  For the  purpose  of  reletting,  the
Reletting by        Landlord   shall  be  authorize  to  make  such  repairs  or
Landlord            alterations in or to the leased premises as may be necessary to place the same in good  order and  condition.  The Tenant shall be liable to the Landlord for the cost of such repairs or alterations,  and all expenses of such reletting.  If the sum  realized  or to  be  realized  from  the  reletting  is insufficient to satisfy the monthly or term rent provided in this lease,  the  Landlord,  at its option,  may require the
Tenant Liable       Tenant to pay such  deficiency  month by month,  or may hold
for Deficiency      the  Tenant  in  advance  for the  entire  deficiency  to be realized during the term of the reletting.  The Tenant shall not be entitled  to any surplus  accruing as a result of the reletting.  The  Landlord  is  hereby  granted  a  lien,  in addition to any statutory lien or right to distrain that may exist on all personal  property of the Tenant in or upon the
                    demised  premises,   to  secure  payment  of  the  rent  and
Lien of             performance  of the covenants and  conditions of this lease.
Landlord to         The Landlord shall have the right as agent of the Tenant, to
Secure              take possession of any furniture, fixtures or other personal property of the Tenant found in or about the  premises,  and sell the same at  public  or  private  sale and to apply the proceeds  thereof to the payment of any monies  becoming due under this lease,  the Tenant hereby  waiving the benefit of all laws exempting property from execution, levy and sale on
                    distress  or  judgment.   The  Tenant   agrees  to  pay,  as
Performance         additional  rent,  all  attorney's  fees and other  expenses
Attorney's          incurred by the Landlord in enforcing any of the obligations
Fees                under this lease.

Sub-letting         Fourth.  - The Tenant shall not sub-let the demised premises
and  Assignment     nor any portion thereof, nor shall this lease be assigned by the Tenant without the prior written consent of the Landlord endorsed hereon. If tenant needs to sublet, landlord must first be consulted and any sub-let will be considered only at current market rates. Administrative costs of $250.00 and brokerage commission will be charged for re-letting by Landlord.

Conditions          Fifth. - The Tenant has examined the demised  premises,  and
of Premises         accepts them in their present condition (except as otherwise expressly  provided herein) and without any  representations on the part of the  Landlord  or its agent as to the present or future  condition of the said premises.  The Tenant shall keep the  demised  premises  in good  condition,  and  shall redecorate,  paint and renovate the said  premises as may be necessary  to keep them in repair and good  appearance.  The
                    Tenant shall quit and  surrender  the premises at the end of the demised term in as good  condition as the reasonable use
                    thereof  will   permit.   The  Tenant  shall  not  make  any
                    alterations,  additions,  or  improvements  to said premises
Alterations         without  the prior  written  consent  of the  Landlord.  All
    And             erections, alterations,  additions and improvements, whether
Improvements        temporary or permanent in character,  which may be made upon the premises either by the Landlord or the Tenant, except furniture or movable trade fixtures installed at the expense of the Tenant, shall be the property of the Landlord and shall remain upon and be surrendered with the premises as a part thereof at the termination of this Lease, without


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Termination         compensation  to the Tenant.  The Tenant  further  agrees to
Inflammable         keep  said  premises  and all parts  thereof  in a clean and
Materials           sanitary condition and free from trash, inflammable material and other objectionable matter.

Mechanics'          Sixth.  - In the  event  that any  mechanics'  lien is filed
Liens               against the premises as a result of  alterations,  additions or  improvements  made by the Tenant,  the Landlord,  at its option,  after thirty days notice to Tenant,  may  terminate this lease and may pay the said lien, without inquiring into
                    the  validity  thereof,   and  the  Tenant  shall  forthwith
                    reimburse the Landlord the total expense incurred by the Landlord in discharging the said lien, as additional rent hereunder.

Insurance           Seventh. - Tenant shall obtain, pay for, and keep in effect, for the  benefit  of the  Landlord  and the  Tenant,  Public
                    Liability  Insurance  on the  Rental  space.  The  insurance
                    company  must  be  acceptable  to  the  Landlord,   provided
                    Landlord shall act reasonable in judging such company's acceptability. The coverage must be at least the minimum amount of $1,000,000.00 under this Lease. Landlord shall be named as an additional insured on such policy. All such policies shall state that the insurance company cannot cancel or refuse to renew without at least ten (10) days written notice to the Landlord. Tenant shall deliver a certificate of insurance to the Landlord, with proof of full payment of the first year's premium prior to Landlord granting access to the premises to the Tenant. Tenant shall deliver a renewal certificate of insurance to Landlord not less than 15 days before the expiration date of each policy.
                    Landlord and Tenant shall each obtain their own insurance for fire and other casualty as to that property in which that party has an insurable interest.

Glass The Tenant agrees to replace at the Tenant's expense any and all glass that may become broken in and on the demised premises. Plate glass and mirrors, if any, shall be insured by the Tenant at their full insurable value in a company satisfactory to the Landlord.

Liability           Eighth. - The Landlord shall not be responsible for the loss
of Landlord         of or damage to property, or injury to persons, occurring in or about the demised premises, by reason of an existing or future condition, defect, matter or thing in said demised premises or the property of which the premises are a part, or for the acts, omissions or negligence of other persons or tenants in and about the said property. The Tenant agrees to indemnify and save the Landlord harmless from all claims and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises. The tenant at his own expense shall supply a business liability insurance certificate stating landlord as an additional insured to the landlord, with minimum liability coverage in the amount of $1,000,000.00. All policies shall state that the insurance company cannot cancel or refuse to renew without at least 10 days written notice to the Landlord.

Services            Ninth.  - Utilities  and  services  furnished to the demised
and  Utilities      premises for the benefit of the Tenant shall be provided and paid for as follows: water by the Landlord; electricity by the Tenant; heat by the Tenant; air conditioning by the Tenant; hot water by the Landlord;

                    Tenants shall be responsible directly to the Landlord for their share of the electrical usage from the Jersey Central Power & Light Co. ("JCP&L") for Meter No. G28725665. Supplemental individual usage meters are read by the landlord each month in each suite the same day as JCP&L's meter is read. From this reading, the Landlord calculates Tenant's individual portion of the bill. JCP&L's meter is and shall remain in the name of the Landlord and is understood to service only suites A and E.

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                    The  Landlord  shall not be liable for any  interruption  or delay in any of the above services for any reason.

                    It is understood that the trash is picked up each evening from a container provided by Landlord in designated area of parking lot. Tenant shall deposit their office trash in said container. *See paragraph #29.

Right               Tenth. - The Landlord,  or its agents,  shall have the right
to Inspect and      to enter the demised premises at reasonable hours in the day
Exhibit             or night,  to examine the same, or to run telephone or other wires, or to make such repairs, additions or alterations as it shall deem necessary for the safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants or users thereof (there being no obligation, however, on the part of the Landlord or make any such repairs, additions or alterations), or to exhibit the same to prospective purchasers and put upon the premises a suitable "For Sale" sign. For three months prior to the expiration of the demised term, the Landlord or its agents, may similarly exhibit the premises to prospective tenants, and may place the usual "To Let" signs thereon.

Damage by           Eleventh.  - In the event of the  destruction of the demised
Fire,               premises or the  building  containing  the said  premises by
Explosion, the      fire,   explosion,  the  elements  or otherwise  during  the
Elements or         term hereby created,  or previous  thereto,  or such partial
Otherwise           destruction   thereof  as  to  render  the  premises  wholly
                    untenantable  or unfit for  occupancy,  or shall the demised premises  be so  badly  injured  that  the  same  cannot  be repaired  within  ninety  days  from the  happening  of such injury, then and in such case the term hereby created shall, at the option of the  Landlord,  cease and  become  null and void from the date of such  damage or  destruction,  and the
                    Tenant shall immediately surrender said premises and all the
                    Tenant's  interest  therein to the  Landlord,  and shall pay rent only to the time of such surrender,  in which event the
                    Landlord  may  reenter  and  re-possess  the  premises  thus discharge  from  this  lease  and  may  remove  all  parties
                    therefrom.   Should  the   demised   premises   be  rendered
                    untenantable and unfit for occupancy,  but yet be repairable within  ninety  days from the  happening  of said  injury or
                    while   repairs  are  being  made,   but  shall   recommence
                    immediately  after said repairs shall be  completed.  But if the  premises  shall  be so  slightly  injured  as not to be rendered  untenantable  and  unfit for  occupancy,  then the
                    Landlord   agrees  to  repair   the  same  with   reasonable
                    promptness and in that case the rent accrued and accruing shall not cease or determine. The Tenant shall immediately notify the Landlord in case of fire or other damage to the premises.

Observation         Twelfth.  - The Tenant agrees to observe and comply with all
Of Laws,            laws,  ordinances,  rules and  regulations  of the  Federal,
Ordinances,         State,  County and Municipal  authorities  applicable to the
Rules and           business  to to be  conducted  by the Tenant in the  demised
Regulations         premises.  The Tenant agrees not to do or permit anything to be done in said premises, or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, or which will obstruct or interfere with the rights of other tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon said improvements or any part thereof. In the event of any increase in insurance premiums resulting from the Tenant's occupancy of the premises, or from any act or omission on the part of the Tenant, the Tenant agrees to pay said increase in insurance premiums on the improvements or contents thereof as additional rent.

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Signs               Thirteenth.  - No sign,  advertisement  or  notice  shall be affixed to or placed upon any part of the demised premises by the Tenant, except in such manner, and of such size, design and color as shall be approved in advance in writing by the Landlord.

Subordination       Fourteenth.   -  This  lease  is   subject   and  is  hereby
of Mortgages        subordinated to all present and future  mortgages,  deeds of
and Deeds           trust or other  encumbrances  affecting the demised premises
of Trust            or the property of which the premises are a part. The Tenant agrees to execute, at no expense to the Landlord, any instrument which may be deemed necessary or desirable by the Landlord to further effect the subordination of this lease to any such mortgage, deed of trust encumbrance.

Sale of             Fifteenth.  - In event of the  sale by the  Landlord  of the
Premises            demised premises, or the property of which said premises are a part, the Landlord or the purchaser may terminate this lease on the thirtieth day of April in any year upon giving the Tenant notice of such termination prior to the first day of January in the same year.

Rules and           Sixteenth. - The rules and regulations regarding the demised
Regulations of      premises,  affixed  to this  lease,  if any,  as well as any
Landlord            other and further  reasonable  rules and  regulations  which shall be made by the Landlord, shall be observed by the Tenant and by the Tenant's employees, agents and customers.
                    The Landlord reserves the right to rescind any presently existing rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as, in its judgment, may from time to time be desirable for the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so made and notice thereof given to the Tenant, shall have the same force and effect as if originally made a part of this lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises.

Violation of        Seventeenth.  - In case of violation by the Tenant of any of
Covenants,          the covenants,  agreements and conditions of this lease,  or
Forfeiture of       of  the  rules  and  regulations  now  or  hereafter  to  be
Lease, Re-          reasonably  established by the Landlord, and upon failure to
entry of            discontinue  such  violation  within ten days  after  notice
Landlord            thereof given to the Tenant,  this lease shall  thenceforce, at the option of the Landlord, become null and void, and the
                    Landlord may re-enter without further notice of demand.  The rent in such case shall become due, be apportioned  and paid on and up to the day of such re-entry,  and the Tenant shall be  liable  for  all  loss or  damage  resulting  from  such violation  as  aforesaid.  No waiver by the  Landlord of any violation  or  breach  of  condition  by  the  Tenant  shall constitute  or  be  construed  as  a  waiver  of  any  other violation  or breach of  condition,  nor shall lapse of time after breach of condition by the Tenant  before the Landlord shall  exercise its option under this  paragraph  operate to
Non-waiver or       defeat the right of the  Landlord to declare this lease null
Breach              and void and to re-enter upon the demised premises after the said breach or violation.

Notices Eighteenth. - All notices and demands, legal or otherwise, incidental to this lease, or the occupation of the demised premises, shall be in writing. If the Landlord or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by registered mail, addressed to the Tenant at the demised premises, or to lease a copy thereof with a person of suitable age found on the premises, or to pose a copy thereof upon the door to said premises. Notices from the Tenant to the Landlord shall be sent by registered mail or delivered to the Landlord at the place hereinbefore designated for the payment of rent, or to such party or place as the Landlord may from time to time designate in writing.

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Bankruptcy,         Nineteenth.  - It is  further  agreed  that  if at any  time
Insolvency,         during  the term of this  lease the  Tenant  shall  make any
Assignment for      assignment  for the  benefit  of  creditors,  or be  decreed
Benefit of          insolvent  or  bankrupt  according  to law, or if a receiver
Creditors           shall be appointed for the Tenant, then the Landlord may, at its option, terminate this lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of the Tenant or the Tenant's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Tenant, or the Tenant's legal representatives.

Holding over        Twentieth.  - In the event that the Tenant  shall  remain in
by Tenant           the demised  premises  after the  expiration  of the term of this lease without having  executed a new written lease with the  Landlord,  such  holding  over shall not  constitute  a renewal or extension of this lease. The Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of his term, and thereupon be entitled to all the
                    remedies   against  the  Tenant  provided  by  law  in  that
                    situation,  or the  Landlord  may elect,  at its option,  to construe such holding over as a tenancy from month to month, subject  to all the  terms  and  conditions  of this  lease, except as to duration thereof,  and in that event the Tenant shall pay monthly  rent in advance at the rate of  $7,560.00 per month.

Eminent             Twenty-first.  - If the property or any part thereof wherein
Domain,             the demised premises are located shall be taken by public or
Condemnation        quasi-public  authority under any power of eminent domain or condemnation, this lease, at the option of the Landlord, shall forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking.

Security Twenty-second. - The Tenant has this day deposited with the Landlord the sum of $5,670.00 as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all the said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendor for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security, and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord. No portion of the security deposit, deposited here under $5,670.00 may be applied by tenant against any rental obligation due hereunder. A sum of $5,272.50 is on hand under prior lease. A balance of $397.50 is due upon signing this lease.

Arbitration         Twenty-third.  - Any dispute  arising under this lease shall be settled by arbitration. Then Landlord and Tenant shall each choose an arbitrator and the two arbitrators thus chosen shall select a third arbitrator. The findings and award of the three arbitrators thus chosen shall be final and binding on the parties hereto.

Delivery            Twenty-fourth.  - No  rights  are to be  conferred  upon the
of Lease            Tenant until this lease has been signed by the Landlord, and an executed copy of the lease has been delivered to the Tenant.

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Lease               Twenty-fifth.  - The  foregoing  rights and remedies are not
Provisions          intended to be exclusive  but  additional  to all rights and
Not Exclusive       remedies the Landlord would otherwise have by law.

Leasing
Binding On          Twenty-sixth.  - All of the terms,  covenants and conditions
Heirs,              of this lease  shall  inure to the benefit of and be binding
Successors,         upon  the  respective  heirs,   executors,   administrators,
Etc.                successors and assigns of the parties  hereto.  However,  in the event of the death of the Tenant, if an individual, the Landlord may, at its option, terminate this lease by notifying the executor or administrator of the Tenant at the demised premises.

Tenant              Twenty-seventh. - This lease and the obligation of Tenant to
Obligation          pay rent  hereunder  and perform all of the other  covenants and  agreements  hereunder on part of Tenant to be performed shall in nowise be  affected,  impaired  or excused  because
                    Landlord is unable to supply or is delayed in supplying  any service  expressly or implied to be supplied or is unable to make,  or is  delayed  in  making  any  repairs,  additions, alterations  or  decorations  or is  unable  to supply or is delayed in supplying  any  equipment or fixtures if Landlord
                    is   prevented  or  delayed  from  so  doing  by  reason  of
                    governmental  preemption  in  connection  with the  National
                    Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by the war.

No Oral             Twenty-eighth. - This instrument may not be changed orally.
Changes

Trash and           Twenty-ninth.  - It is  understood  that Tenant shall comply
Recycle             with  the  trash  and  recycling  program  as  outlined  and enforced by the Boro of Red Bank and by the Landlord. It is understood that trash is picked up each evening by the Borough of Red Bank from a deposit container provided by Landlord in designated area of parking lot. Tenant shall deposit his office trash in said container.

Late Payment        Thirtieth.  - In every case in which  Tenant is  required by the terms of this lease to pay Landlord a sum of money and payment is not made within ten (10) days after the same becomes due, a penalty of 5% shall be paid as additional rent along with the sum of money owed. Interest on Late
                    Payment - If any sum of money is not paid within 30 days, interest shall also be payable from the first due date at the rate of (18%) per annum calculated on a per diem basis until paid. However, if the amount of interest payable to the foregoing exceeds the maximum rate allowed by law, then interest on said unpaid sums shall accrue at the maximum rate allowed by law. Landlord may at its option, cause such late charge to be added to and become a part of the next succeeding monthly installments of fixed rent to be made pursuant hereto. Any payment made shall 1st be applied to late fees, interest and other charges then to current rents.

Chair Pads          Thirty-first.  - Chair  desk pads must be used on the carpet under all rolling type chairs to preserve carpets.

Bulb                Thirty-second. - Tenant shall be responsible for the cost of
Replacement         replacement  of all standard lamps and bulbs and all ballast used by tenant in the Demised Premises. The building management does not provide such service and tenant will be billed appropriately when service is used.

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Smoke-Free          Thirty-third.  - This building is a SMOKE FREE building. All
Building            Tenants are required to comply.

Parking Thirty-fourth. - It is understood that 4 parking spaces shall be made available for Tenant in the 3 Harding Rd./Hudson St. parking lot and her employees on an "as available" basis in the lot known as 195 Broad Street, Red Bank, only.

Lock Changes        Thirty-fifth.  - Landlord shall have a key for access to the entire subject premises at all times. Landlord may enter the premises at all times. If Tenant changes locks, the new keys must be keyed to the Landlord's master key.

Notification At     Thirty-sixth.  -  Tenant  shall  notify  Landlord  4  months
End Of Lease        (2/1/08)  prior to expiration of this Lease if he intends to
Term                vacate premises at the expiration of this Lease.

Signatures          The landlord and the tenant agree to the terms of this Lease by signing below. If a party is a corporation, this Lease is signed by its proper corporate officers and its corporate seal is affixed.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year aforesaid.

                                             Walter Zimmerer & Son
                                             Landlord
Witness:


/s/ Debra Elmore-Harsell                     /s/ Hans P. Zimmerer
---------------------------------            -----------------------------------
As to Landlord                               Hans P. Zimmerer
                                             Managing General Partner


                                             Tenant


                                             /s/ Darin M. Myman
---------------------------------            -----------------------------------
As to Tenant                                 Darin M. Myman
                                             Chief Executive Officer
                                             BigString.com




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